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                                                                 Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 18, 1997 on the financial statements of Gunther International, Ltd. included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.




                                                         ARTHUR ANDERSEN LLP
Hartford, Connecticut
November 6, 1997